Investor Presentation March 3, 2011 Exhibit 99.2

Forward Looking Statements

The information presented herein may contain projections, predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements will use words like “may,” “may not,” “believes,” “do not believe,” “expects,” “do not expect,”
“anticipate,” “does not anticipate,” and other similar expressions.  Although the Company believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will be realized. Important factors that could cause actual results to differ materially from those included in these forward looking statements include: (1) our ability to meet our raw material requirements through our annual menhaden harvest, which is subject to fluctuations due to natural conditions over which we have no control, such as varying fish population, fish oil yields, adverse weather conditions, oil spill impacts and disease; (2) the impact of laws and regulations that may be enacted that may restrict our operations or the sale of products; (3) the impact of worldwide supply and demand relationships on prices for our products; (4)  our expectations regarding demand and pricing for our products proving to be incorrect; (5) fluctuations in the Company’s quarterly operating results due to the seasonality of our business and our deferral of inventory sales based on worldwide prices for competing products, (6) the impact of the uncertain economic conditions, both in the United States and globally; (7) the effect of the Deepwater Horizon oil spill on our business, operations and fish catch, both short-term and long-term; (8) the business, operations, potential or prospects for our new Cyvex subsidiary, the dietary supplement market or the human health and wellness segment generally; and (9) the amount, if any, of future reimbursements from the Deepwater Horizon defendants or the GCCF for damages caused by the Deepwater Horizon oil spill.

Omega Protein Corporation (NYSE: OME)

•
Serves the human, animal and plant
nutrition markets
•
Strategically positioned to
capitalize on long-term growth
opportunities
•
Leading producer of omega-3 fish
oil, specialty fish meal, and other
nutrition ingredients
•
Blue chip customer base
•
Strong balance sheet

The Company’s Assets
• Harvest from a
sustainable fishery
• Over 1,000
employees
• 49 vessels and 34
spotter planes
•Four meal and oil
processing plants
•Fish oil refinery
•Technology and
Innovation Center

Omega Protein Business Model

Omega Protein Corporation
Human Nutrition
Ingredients
Animal Nutrition
Ingredients
Plant Nutrition
Ingredients
Nutraceuticals
Functional Foods
Aquaculture Feed
Pet Food
Livestock Feed
Organic
Fruits and Vegetables

Fundamentals Driving Demand
Global Demand for Meat
World Population
Standards of Living
Developing Countries* GDP per Capita (PPP)
6
* As defined by the World Bank- 2010-2011
300
250
200
150
100
50
0
+37%
+27%
+17%
1980
1990 2000 2010
Beef
Pork
Poultry
Other
Global Demand for Seafood

World Supply/Demand Imbalance Global Fish Meal Production Global Fish Oil Production Source: IFFO, 2010 Average Fish Meal Prices (FOB from Peru ) Average Fish Oil Prices (FOB from Netherlands) 7

Human Nutrition
Nutraceutical  Ingredients
Global Nutrition Industry
• Diverse product set of
nutritional ingredients
• Supply the dietary
supplement and
functional food markets
• Supports good health and
well-being
Source: “Global Nutrition Industry.” Nutrition Business Journal. March, 2010.
1995  1996 1997 1998 1999 2000 2001 2002 2003  2004 2005 2006 2007  2008  2009  2010 2011 2012 2013 2014
$50,000
$0
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
*2009-2014 are projections

Booming Supplement Market Leads to…
Source: “Global Omega-3 Industry Report.” Frost & Sullivan.  September 2009.;  “Top 5 Supplements”. Consumer Lab.com. Survey, 2011

End Use Applications of EPA and DHA Oils (Metric Tons)
Global Omega-3 Dietary Supplement Sales U.S. Omega-3 Dietary Supplement Sales
Fish Oil Usage Surpasses the Multi-Vitamin
1. Fish Oil
2. Multi-Vitamin
3. Vitamin D
4. Calcium
5. Q-10 (cOq10)
Top 5 Supplements (Consumption Order)

• Founded in 1984
• Located in Irvine, California
• Selling focus: health and well-being
• Strong customer relationships in the
dietary supplements industry
• Focused on high-value, higher
margin products
• 2010 sales ~ $12M
10
…Cyvex Acquisition
Background
Transaction Rationale
• Increase presence in human
nutrition
• Access to the top supplement
retailers
• Provides established distribution
network for omega-3
• Existing line of non-marine
products
• Combination fits with shifting
customer demand
• B2B ingredient supplier

Animal Nutrition
2010 End Usage of OME Fish Meal
2010 End Usage of OME Fish Oil
Market Segments
• Aquaculture
• Companion Animals
• Swine
• Dairy
• Beef
• Poultry/Layers
Feed Ingredients
•
Fish meal
•
Fish oil
High-quality protein source with superior
amino acid profile and omega-3s
Contains 35% omega-3 fatty acids with a
balanced concentration of EPA and DHA,
plus additional DPA

Our Customer Base is Growing Global Swine Production by Volume Global Aquaculture Production by Volume Global Pet food Market by Retail Sales 12 OME Revenue per Ton (U.S. Dollar)

Plant Nutrition
Nutritive Products
•
OmegaGrow
®
Organic fertilizer produces healthier, faster
growing plants
•
OmegaGrow
®
Plus
Provides the same benefits as OmegaGrow ®
but with 25% oil to enhance plant health and
fortification
•
Seacide
®
Currently in process of bio-pesticide registration
(market ~$594 million)
Sales Growth
Source:  Omega Protein

Blue Chip Customers 14

Global Distribution Network 15 Source: Omega Protein

New Focus on Research and Development

Company-Driven Growth Initiatives
1. Process Innovation
2. Menhaden Utilization
3. Novel Product Development
In-House Research and Development
•
OPTIC
efforts
• Analytical Laboratory
• Pilot Plant from Oil Refinery
• Beverage and Emulsions Laboratory
• Commercial Kitchen and Bakery
Laboratory
• AOCS/GOED certified for the analysis
of marine oils
Partner and Contract with Universities
was completed in 2008 to augment

Growth Strategy
Leverage
OME’s existing
protein and
fatty acid
platform to
expand its line
of nutritional
ingredients
Stable Growth
Research and Development
Customer Base
•Humans
•Aquaculture
•Pets
•Livestock
Nutraceutical
Ingredients
Acquisitions
Protein
Fatty Acids

Financials 18

Financial Performance
Gross Margin 2006-2010 (Million U.S. Dollar)
Revenue 2006-2010 (Million U.S. Dollar)
19
EBITDA 2006-2010 (Million U.S. Dollar)
Net Income 2006-2010
(Million U.S. Dollar)
$21 $40 $37 $8 $45
15%
26%
21%
5%
27%
0%
10%
20%
30%
$0
$20
$40
$60
2006 2007 2008 2009 2010
EBITDA EBITDA Margin
$5 $12 $13
-$6
$18
-$10
-$5
$0
$5
$10
$15
$20
2006 2007 2008 2009 2010
Source:  Omega Protein

Financial Performance
Capital Expenditures (Million U.S. Dollar)
Cash Balance (Million U.S. Dollar)
20
Debt Balance (Million U.S. Dollar)
$8 $19 $14
$2
$20
$0
$5
$10
$15
$20
$25
2006 2007 2008 2009 2010
$20 $8 $23 $18 $16
$0
$5
$10
$15
$20
$25
2006 2007 2008 2009 2010
$75 $65 $61 $28 $35
3.6X
1.6X
1.7X
3.0X
0.8X
0.00
1.00
2.00
3.00
4.00
$0
$20
$40
$60
$80
2006 2007 2008 2009 2010
Debt Debt/EBITDA
Source:  Omega Protein

Why OME? • Compelling fundamentals • Strong product price appreciation should continue • Opportunities for organic growth and acquisitions • Strong balance sheet 21

APPENDIX 22

Peru, 1346
Chile, 641
Thailand, 381
United States,
249
Japan, 192
Global Fish Meal and Oil Production by
Country
Top 5 Producers of Fish Oil
(Thousand Metric Tons)
Top 5 Producers of Fish Meal
(Thousand Metric Tons)
23
Source: IFFO, Yearbook of Statistics, 2010
48%
23%
13%
Peru, 258
Chile, 152
United States,
75
Denmark, 72
Japan, 64
7%
9%
41%
11%
12%
12%
24%

Omega-3 Sources

The Omega-3 Comparison
Plant Algae Marine
Sources Soybean Oil
(Genetically
Modified)
Flaxseed Oil Algal Oil Fish Oil
Omega-3
Fatty Acids
Profile
Stearidonic Acid
(SDA)
Alpha-Linolenic
Acid (ALA)
Alpha-Linolenic
Acid (ALA)
Docosahexaenoic Acid
(DHA) only
Eicosapentaenoic Acid (EPA)
Docosahexaenoic Acid (DHA)
Docosapentaenoic Acid (DPA)
Omega-3:6 Ratio
0.73 3.56 2.35 8.30
Biologically
Active Omega-3
None; Body
must convert
to EPA and
DHA
None; Body
must convert
to EPA and
DHA
One; DHA is biologically
active
Two; EPA and DHA are
biologically active compounds,
plus additional DPA
Natural ?
No; Genetically
modified
(GMO)
Yes Yes Yes

0
2
4
6
8
10
12
14
16
$0
$200
$400
$600
$800
$1,000
$1,200
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Omega-3 Supplement Sales World Fish Oil Production (100,000 Metric Tons)
Linear (World Fish Oil Production (100,000 Metric Tons))
U.S. Omega-3 Dietary Supplement Sales

Source: IFFO, Yearbook of Statistics, 2010 and “Global Omega-3 Industry Report.” Frost & Sullivan.

Source: Omega Protein Market Comparison 26 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10